UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2017
SONOCO PRODUCTS COMPANY
Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On November 28, 2017, Sonoco's President and Chief Executive Officer, M. Jack Sanders, announced that he will retire Sonoco and its Board of Directors effective April 2, 2018.
(c) On November 28, 2017, Sonoco’s Board of Directors named Robert C. Tiede, who currently serves as Executive Vice President and Chief Operating Officer, as CEO-elect. Mr. Tiede will join the board of directors upon Mr. Sanders’ retirement.
Mr. Tiede, 59, joined Sonoco as president of Sonoco CorrFlex following the 2004 acquisition of CorrFlex Graphics’ point of purchase merchandising display and packaging business. In 2007, he became division vice president and general manager of the Company’s Flexible Packaging division and later added responsibility for all of the Company’s Consumer Packaging businesses. He became senior vice president in 2013 and in 2015 added responsibility for the Company’s Protective Solutions and Reels businesses. Prior to joining Sonoco, Mr. Tiede worked in private equity as president of Bostic Packaging/CorrFlex from 2000 to 2004 and president of Sterling International from 1998 to 2000. He also served as executive vice president of operations for Graphic Packaging International, Inc., in its flexible packaging division from 1994 to 1998.
The Company has not entered into any material contracts, plans or arrangements with Mr. Tiede. There are no family relationships between Mr. Tiede and any other executive officer or director of the Company, and there are no arrangements or understandings pursuant to which he has been appointed. There are no transactions between the Company and Mr. Tiede that would constitute related person transactions under Item 404(a) of Regulation S-K.

Section 8 – Other Events

Item 8.01	Other Events.

For additional information regarding the foregoing, please see the Registrant’s news release announcing the retirement of President and CEO M. Jack Sanders effective April 2, 2018 and naming Chief Operating Officer Robert C. Tiede as CEO-Elect.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Index

99
Registrant's news release dated November 28, 2017, announcing the retirement of President and CEO M. Jack Sanders effective April 2, 2018 and naming Chief Operating Officer Robert C. Tiede as CEO-Elect.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: November 28, 2017	By:	/s/ Barry L. Saunders
Barry L. Saunders Senior Vice President and Chief Financial Officer